Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
	:	Chapter 11
In re:	:
	:	Case No. 15-11880 (BLS)
QUIKSILVER, INC., et al.,	:
	:	Jointly Administered
Debtors.[1]	:
:
:
x

NOTICE OF FILING OF DEBTORS’ MONTHLY OPERATING REPORT

FOR THE PERIOD OF NOVEMBER 30, 2015

PLEASE TAKE NOTICE that the above-captioned debtors and debtors in possession (collectively, the “Debtors”) have filed with the United States Bankruptcy Court for the District of Delaware the Debtors’ Monthly Operating Report for the Period of November 30, 2015, attached hereto as Exhibit A (the “Monthly Operating Report”).

Dated:	Wilmington, Delaware
December 23, 2015

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

/s/ Van C. Durrer, II
Van C. Durrer, II (I.D. No. 3827) Annie Z. Li 300 South Grand Avenue, Suite 3400 Los Angeles, California 90071 Telephone: (213) 687-5000 Fax: (213) 687-5600

- and -

[1]	The Debtors and the last four digits of their respective taxpayer identification numbers are as follows:

Quiksilver, Inc. (9426), QS Wholesale, Inc. (8795), DC Direct, Inc. (8364), DC Shoes, Inc. (0965), Fidra, Inc. (8945), Hawk Designs, Inc. (1121), Mt. Waimea, Inc. (5846), Q.S. Optics, Inc. (2493), QS Retail, Inc. (0505), Quiksilver Entertainment, Inc. (9667), and Quiksilver Wetsuits, Inc. (9599). The address of the Debtors’ corporate headquarters is 5600 Argosy Circle, Huntington Beach, California 92649.

Docket No. 593

Date Filed: 12/23/15

Mark S. Chehi, Esq. (I.D. No. 2855)

One Rodney Square

P.O. Box 636

Wilmington, Delaware 19899-0636

Telephone: (302) 651-3000

Fax: (302) 651-3001

- and -

John K. Lyons

Jessica S. Kumar

155 N. Wacker Dr.

Chicago, Illinois 60606

Telephone: (312) 407-0700

Fax: (312) 407-0411

Counsel for Debtors and Debtors in Possession

2

EXHIBIT A

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Quiksilver, Inc., et al.	Case No. 15-11880 (BLS)
Debtors	Reporting Period: November 1, 2015 to November 30, 2015

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	Yes		Declaration Attached
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements				Declaration Attached
Cash disbursements journals
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Postpetition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4a	Yes
Listing of aged accounts payable	MOR-4a
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5a	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Andrew Bruenjes	12/21/2015
Signature of Authorized Individual*	Date

Andrew Bruenjes	Americas Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

[1]	The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s taxpayer identification number, are:

Quiksilver, Inc. (9426); QS Wholesale, Inc. (8795); DC Direct, Inc. (8364); DC Shoes, Inc. (0965); Fidra, Inc. (8945); Hawk Designs, Inc. (1121); Mt. Waimea, Inc. (5864); Q.S. Optics, Inc. (2493); QS Retail, Inc. (0505); Quiksilver Entertainment, Inc. (9667); and, Quiksilver Wetsuits, Inc. (9599). The address of the Debtors’ corporate headquarters is 5600 Argosy Circle, Huntington Beach, California 92649. The direct and indirect international subsidiaries of Quiksilver, Inc. are not debtors in these chapter 11 cases.

Case No. 15-11880 (BLS)

Chapter 11

MONTHLY OPERATING REPORT

GENERAL NOTES AND DISCLAIMER

The financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles (“GAAP”) in all material respects. In addition, the financial statements and supplemental information contained herein is provided to fulfill the requirements of the Office of the United States Trustee and have been derived from the books and records of the Debtors.

The results of operations contained herein are not necessarily indicative of results that are expected from any other period or for the full year and are not reflective of the results of operations, financial position, and cash flow of the Debtors in the future.

Numerous Debtor subsidiaries had been inactive (the “Inactive Subsidiaries”) prior to the Petition Date, and continued to be inactive during the reporting period covered herein. Where applicable, the Inactive Subsidiaries are shown in the overall considation of the Debtor entities.

Case No. 15-11880 (BLS)

Chapter 11

Quiksilver Inc., et. al.

Debtors-in Possession

MOR-1

Consolidating Schedule of Receipts and Disbursement

for November 1 to November 30, 2015

In U.S. Dollars	D.C. Shoes, Inc.	QS Retail, Inc.	QS Wholesale, Inc.	Quiksilver, Inc.	Hawk Designs, Inc.	D.C. Direct, Inc.	Fidra, Inc.	Mt. Waimea, Inc.	Q.S. Optics, Inc.	Quiksilver Entertainment, Inc.	Quiksilver Wetsuits, Inc.	Consolidated Filing Debtor Entities
Beginning Cash Balance	$(96,624)	$(1,916,165)	$1,446,721	$4,207,132	$—	$—	$—	$—	$—	$—	$—	3,641,064

Total Cash Receipts	8,989,751	13,037,709	15,982,609	—	—	—	—	—	—	—	—	38,010,068

Operating Disbursements
Merchandise	5,510,477	167,507	5,603,094	—	—	—	—	—	—	—	—	11,281,078
Leases, Rent, & Utilities	40,113	2,726,472	550,874	802,320	—	—	—	—	—	—	—	4,119,779
Payroll & Related/Benefits	—	1,592,742	2,738,402	12,134	—	—	—	—	—	—	—	4,343,278
Freight/Customs	623,320	91,606	4,195,966	—	—	—	—	—	—	—	—	4,910,892
Taxes	143,062	694,811	338,362	15,678	—	—	—	—	—	—	—	1,191,913
Outside Sales Reps/Contractors	226,807	50,964	585,752	80,926	—	—	—	—	—	—	—	944,449
Insurance, Marketing, & Legal	290,625	1,853,763	521,025	867,063	—	—	—	—	—	—	—	3,532,476
Other	17,495	542,039	1,050,881	488,057	—	—	—	—	—	—	—	2,098,472

Total Operating Disbursements	6,851,898	7,719,905	15,584,357	2,266,177	—	—	—	—	—	—	—	32,422,337

Non-Operating Disbursements
Professional Fees & Expenses	—	823,639	—	—	—	—	—	—	—	—	—	823,639
DIP Interest and Fees	—	—	1,644,395	—	—	—	—	—	—	—	—	1,644,395

Total Non-Operating Disbursements	—	823,639	1,644,395	—	—	—	—	—	—	—	—	2,468,034

Total Disbursements	6,851,898	8,543,544	17,228,752	2,266,177								34,890,371

Net Cash Flow	2,137,852	4,494,165	(1,246,143)	(2,266,177)								3,119,697

										Beginning Cash Balance		3,641,064

											Net Cash Flow	3,119,697

										Change in DIP ABL Balance:		(641,224)
										Change in DIP Term Loan Balance:		10,000,000

										Net Financing Activity		9,358,776

										Ending Cash Balance		16,119,537

Case No. 15-11880 (BLS)

Chapter 11

Quiksilver, Inc., et al.

Debtors-in-Possession

MOR - 1a

Bank Account Summary

for November 1, 2015 to November 30, 2015

			Bank Account #					Account Opened During
Bank	Account Type	Entity	(last 4 digits)	GL Account #	Bank Balance [1]	Ledger Balance [1]	Reconciled (Yes / No)	Reporting Period
Bank of America	Receipts	DC Shoes, Inc.	x5130	101000-1	$1,716,270	$1,759,282	Yes	No
Bank of America	Check Disbursements	DC Shoes, Inc.	x5316	101030-1	139,859	(276,926)	Yes	No
Bank of America	Wiring	DC Shoes, Inc.	x7221	101010-1	801,938	801,938	Yes	No
Bank of America	Receipts	QS Retail, Inc.	x5074	101000-1	2,090,344	2,821,433	Yes	No
Bank of America	Wiring	QS Retail, Inc.	x7207	101010-1	104,484	104,683	Yes	No
Bank of America	Payroll	QS Retail, Inc.	x5079	101020-1	252,749	208,718	Yes	No
Bank of America	Check Disbursements	QS Retail, Inc.	x5340	101030-1	183,572	(2,118,433)	Yes	No
First Hawaiian	Deposit	QS Retail, Inc.	x5312	101040-1	47,874	67,120	Yes	No
Bank of America	Receipts	QS Wholesale, Inc.	x5050	101000-1	697,034	882,480	Yes	No
Bank of America	Wiring	QS Wholesale, Inc.	x7202	101010-1	2,163,449	2,163,449	Yes	No
Bank of America	Payroll	QS Wholesale, Inc.	x5055	101020-1	344,166	325,925	Yes	No
Bank of America	Check Disbursements	QS Wholesale, Inc.	x5308	101030-1	153,218	(1,290,246)	Yes	No
Bank of America	Operating	Quiksilver, Inc.	x7023	101010-1	10,888,892	10,901,201	Yes	No
Bank of America	Payroll	Quiksilver, Inc.	x5017	101020-1	71,312	71,198	Yes	No
Bank of America	Check Disbursements	Quiksilver, Inc.	x5290	101030-1	168,822	(700,835)	Yes	No
Merrill Lynch	Investment	Quiksilver, Inc.	x7H96	101055	156,648	156,648	Yes	No
Bank of America	Utility Deposit	Quiksilver, Inc.	x0661	100050	125,032	125,032	Yes	No

Total Account Cash					$20,105,665	$16,002,667

N/A	Store Cash	QS Retail, Inc.	N/A	100000	116,870	116,870

Total Cash					$20,222,535	$16,119,537

[1]	Timing differences between bank and ledger balances are due to i) outstanding checks not yet funded as of 11/30 and ii) deposits-in-transit as of 11/30.
[2]	Bank statements will be made available upon request.

“ I attest that each of the Debtors’ cash accounts has been reconciled to monthly bank statements.”

/s/ Andrew Bruenjes
Andrew Bruenjes Chief Financial Officer

Case No. 15-11880 (BLS)

Chapter 11

Quiksilver, Inc., et al.

Debtors-in-Possession

MOR - 1b

Schedule of Professional Fees and Expenses Paid

for November 1, 2015 to November 30, 2015

Amounts Paid
Payee	Payor	Fees	Expenses
Restructuring Professionals		$—	$—
FTI Consulting, Inc.		—	—
Skadden, Arps, Slate, Meagher & Flom LLP		—	—
Kurtzman Carson Consultants LLC		—	—
Peter J. Solomon Company, L.P.		—	—
ICR, LLC		—	—
Pachulski Stang Ziehl & Jones LLP		—	—
Deloitte & Touche LLP		—	—
Deloitte Tax LLP		—	—
A&G Realty Partners, LLC		—	—
Akin Gump Strauss Hauer & Feld LLP		—	—
Pepper Hamilton LLP		—	—
PJT Partners Inc.		—	—
Cooley LLP		—	—
Province, Inc.		—	—
Bayard, P.A.		—	—
Houlihan Lokey, Inc.		—	—
Kirkland & Ellis LLP		—	—
Hilco Real Estate LLC	QS Retail, Inc.	823,639	—

Total Restructuring Professional Fees and Expenses		$823,639	$—

Case No. 15-11880 (BLS)

Chapter 11

Quiksilver, Inc., et al.
Debtors-in-Possession
MOR - 2
Consolidating Statement of Operations Final Draft
For November 1, 2015 to November 30, 2015

In U.S. Dollars	DC Shoes, Inc.	QS Retail, Inc.	QS Wholesale, Inc.	Quiksilver, Inc.	Hawk Designs, Inc.	DC Direct, Inc.	Fidra, Inc.	Mt. Waimea, Inc.	Q.S. Optics, Inc.	Quiksilver Entertainment, Inc.	Quiksilver Wetsuits, Inc.	Consolidated Filing Debtor Entities
Net Sales	6,135,997	11,997,848	8,822,320	38,750	—	—	—	—	—	—	—	26,994,914

Total Cost of Goods Sold	4,611,848	5,866,827	5,729,426	—	—	—	—	—	—	—	—	16,208,101

Gross Profit / (Loss)	1,524,149	6,131,021	3,092,893	38,750	—	—	—	—	—	—	—	10,786,813

Total SG&A Costs	695,027	6,577,385	12,000,583	386,397	—	—	—	—	—	—	—	19,659,392
Asset Impairments	—	—	—	—	—	—	—	—	—	—	—	—
Operating Income / (Loss)	829,122	(446,364)	(8,907,690)	(347,647)	—	—	—	—	—	—	—	(8,872,579)

Total Restructuring / Reorganization Expenses	—	38,364	4,453,548	10,824,402	—	—	—	—	—	—	—	15,316,315

Total Other Expenses	(15,269)	33,127	883,116	(9,760)	—	—	—	—	—	—	—	891,214

Net Income / (Loss) Before Taxes	844,390	(517,856)	(14,244,354)	(11,162,289)	—							(25,080,108)

Income Tax (Benefit) / Expense	7,771	—	—	—	—	—	—	—	—	—	—	7,771

Net Income / (Loss)	836,619	(517,856)	(14,244,354)	(11,162,289)	—	—	—	—	—	—	—	(25,087,880)

Case No. 15-11880 (BLS)

Chapter 11

Quiksilver, Inc., et al.
Debtors-in-Possession
MOR - 3
Consolidating Balance Sheet Final Draft
as of November 30, 2015

In U.S. Dollars	DC Shoes, Inc.	QS Retail, Inc.	QS Wholesale, Inc.	Quiksilver, Inc.	Hawk Designs, Inc.	DC Direct, Inc.	Fidra, Inc.	Mt. Waimea, Inc.	Q.S. Optics, Inc.	Quiksilver Entertainment, Inc.	Quiksilver Wetsuits, Inc.	Consolidated Filing Debtor Entities
Cash & Cash Equivalents	$2,284,294	$1,200,390	$2,331,609	$10,303,244	$—	$—	$—	$—	$—	$—	$—	$16,119,537
Accounts Receivable	21,642,104	1,276,200	37,129,189	—	—	—	—	—	—	—	—	60,047,493
Other Receivables	278,830	452,633	4,453,347	(4,446)	—							5,180,363
Inventory	10,911,600	36,928,520	43,586,314	—	—	—	—	—	—	—	—	91,426,434
Prepaid Expenses & Other Current Assets	3,038,857	4,473,619	6,015,439	3,290,664	—	—	—	—	—	—	—	16,818,579

Total Current Assets	38,155,685	44,331,361	93,515,898	13,589,463	—	—	—	—	—	—	—	189,592,407

Property, Plant & Equipment, Net	206,716	11,520,883	25,938,880	17,843,784	—	—	—	—	—	—	—	55,510,263
Trademarks & Other Intangible Assets, Net	1,000,503	—	43,128,165	9,635,439	—	—	—	—	—	—	—	53,764,107
Goodwill	—	—	—	—	—	—	—	—	—	—	—	—
Investment in Subsidiaries	—	—	—	—	—	—	—	—	—	—	—	—
Deferred Tax Assets - Long-Term	—	—	—	(76,690)	—	—	—	—	—	—	—	(76,690)
Deposits & Other Long-Term Assets	183,747	242,885	1,623,577	30,829	—	—	—	—	—	—	—	2,081,037

Total Long Term & Other Assets	1,390,966	11,763,768	70,690,621	27,433,362	—	—	—	—	—	—	—	111,278,717

TOTAL ASSETS	39,546,651	56,095,129	164,206,519	41,022,825	—	—	—	—	—	—	—	300,871,124

Liabilities Not Subject to Compromise
DIP Loan Balance - Revolving Credit Facility	—	—	—	—	—	—	—	—	—	—	—	—
DIP Loan Balance - Term Loan	—	—	77,652,756	—	—	—	—	—	—	—	—	77,652,756
Accounts Payable	14,630,348	1,980,131	36,219,838	782,487	—	—	—	—	—	—	—	53,612,804
Accrued Liabilities	1,098,107	3,403,220	20,404,416	778,741	—	—	—	—	—	—	—	25,684,484
Income Taxes Payable	(297,982)	13,876	258,450	201,265	—	—	—	—	—	—	—	175,609
Intercompany, Net	—	—	—	—	—	—	—	—	—	—	—	—
Deferred Tax Liabilities	—	—	—	21,802,511	—	—	—	—	—	—	—	21,802,511
Other Long-Term Liabilities	—	—	37,080	—	—	—	—	—	—	—	—	37,080

Total Liabilities Not Subject to Compromise	15,430,474	5,397,226	134,572,539	23,565,005	—	—	—	—	—	—	—	178,965,244

Total Liabilities Subject to Compromise	(55,669,713)	10,185,222	39,310,425	558,337,751	—	—	—	—	—	—	—	552,163,685

TOTAL LIABILITIES	(40,239,239)	15,582,449	173,882,964	581,902,755	—	—	—	—	—	—	—	731,128,928

Total Equity / (Deficit)	79,785,890	40,512,680	(9,676,444)	(540,879,931)	—	—	—	—	—	—	—	(430,257,805)

TOTAL LIABILITIES AND EQUITY	39,546,651	56,095,129	164,206,519	41,022,825	—	—	—	—	—	—	—	300,871,124

[1]	Liabilities Subject to Compromise reflect management’s estimates and may be subject to revision in future monthly operating reports.

Case No. 15-11880 (BLS)

Chapter 11

Quiksilver, Inc., et al.

Debtors-in-Possession

MOR - 4

Consolidated Status of Postpetition Taxes

For November 1, 2015 to November 30, 2015

In U.S. Dollars	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability [1]
Federal
Withholding	$—	$562,297	$(562,297)	Various	Various	$—
FICA - Employee	—	272,778	(272,778)	Various	Various	—
FICA - Employer	—	271,239	(271,239)	Various	Various	—
Unemployment	—	2,134	(2,134)	Various	Various	—
Income	—			N/A	N/A	—

Total Federal Taxes	—	1,108,448	(1,108,448)			—

State and Local
Withholding	—	201,268	(201,268)	Various	Various	—
Sales & Use Tax	703,424	872,097	(703,567)	Various	Various	871,954
Excise	18,466	(6,841)	(17,256)	Various	Various	(5,631)
Unemployment	—	18,784	(18,784)	Various	Various	—
Real Property	—	255,513	(286,143)	Various	Various	(30,630)
Personal Property	(43,214)	94,005	(27,919)	Various	Various	22,872
Income	—	11,500	—	N/A	N/A	11,500
Other: Business License	2,308	6,109	(639)	Various	Various	7,778
Other: Annual Reports	1,763	1,118	(3,915)	Various	Various	(1,034)
Other: DE Franchise Tax	—	15,083	—	N/A	N/A	15,083
Other: Tax Audit Payments	39,980	192,473	—	N/A	N/A	232,453

Total State and Local [1]	722,727	1,661,109	(1,259,490)			1,124,346

Total Taxes [1]	$722,727	$2,769,556	$(2,367,937)			$1,124,346

[1]	The Debtors routinely file tax returns with applicable taxing authorities. Such tax returns are not attached due to their volume, and are available upon request.

Case No. 15-11880 (BLS)

Chapter 11

Quiksilver, Inc., et al.

Debtors-in-Possession

MOR - 4a

Consolidated Summary of Unpaid Postpetition Debts

as of November 30, 2015

	In U.S. Dollars
	Current	1-30	31-60	61-90	Over 90	Total
Accounts Payable, Trade [1]	$8,349,276	$5,466,318	$2,149,532	$(427,592)		$15,537,533
Inventory Received Not Vouchered [2]	11,247,659					11,247,659
Accounts Payable, Manual [3]	26,827,612					26,827,612

	$46,424,546	$5,466,318	$2,149,532	$(427,592)	$—	$53,612,804

[1]	Accounts Payable, Trade is aged relative to payment terms in effect as of the Petition Date. Actual payment terms for most of the Debtor’ critical vendors have, however, been extended beyond Petition Date terms (to net 75 days) pursuant to trade agreements executed after the Petition Date.
[2]	Represents the value of inventory received from various suppliers, for which a related invoice had not been received by the Debtors, as of period-end.
[3]	Primarily represents period-end accruals for goods in transit.

Case No. 15-11880 (BLS)

Chapter 11

Quiksilver, Inc., et al.

Debtors-in-Possession

MOR - 5

Consolidated Summary of Accounts Receivable

as of November 30, 2015

In U.S. Dollars	Number of Days Outstanding
	Current	1-30	31-60	61-90	>90	Total
Trade Receivables	$42,217,833	$5,912,301	$4,629,573	$3,264,355	$8,866,067	$64,785,054
Allowance for Bad Debts	(4,737,561)					(4,737,561)

						$60,047,493

Case No. 15-11880 (BLS)

Chapter 11

Quiksilver Inc., et. al.

Debtors-in-Possession

MOR-5a

Debtors’ Questionnaire

for November 1, 2015 to November 30, 2015

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened accounts(s). If an investment account has been opened, provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

[1]	On November 13, a certificate of no objection was filed related to the Debtor’s sale of Ampla Assets for an an aggregate purchase price of $200,000.

Miscellaneous:

15-11880-BLS Quiksilver, Inc.
Type: bk	Chapter: 11 v	Office: 1 (Delaware)
Assets: y	Judge: BLS	Case Flag: LEAD, MEGA,
CLMSAGNT, SealedDoc(s)

U.S. Bankruptcy Court

District of Delaware

Notice of Electronic Filing

The following transaction was received from Van C. Durrer entered on 12/23/2015 at 2:22 PM EST and filed on 12/23/2015

Case Name:              Quiksilver, Inc.

Case Number:          15-11880-BLS

Document Number: 593

Docket Text:

Debtor-In-Possession Monthly Operating Report for Filing Period November 2015 Filed by Quiksilver, Inc.. (Durrer, Van)

The following document(s) are associated with this transaction:

Document description:Main Document

Original filename:H:\temp\Convert\Nov MOR.pdf

Electronic document Stamp:

[STAMP bkecfStamp_ID=983460418 [Date=12/23/2015] [FileNumber=13561316-

0] [4be549156a882d037c88a2c1bebcfd7778e476c21f5bca70f464f976d9b20da171 3bb480616ce4656faae24e3c45bed2f89c263c1a14104b11c05b4b2446970f]]

15-11880-BLS Notice will be electronically mailed to:

David G. Aelvoet on behalf of Creditor City Of El Paso

davida@publicans.com

Justin R. Alberto on behalf of Creditor Committee Official Committee of Unsecured Creditors

jalberto@bayardlaw.com, bankserve@bayardlaw.com;lmorton@bayardlaw.com;cdavis@bayardlaw.com

John R. Ashmead on behalf of Interested Party Deleware Trust Company, as Indenture Trustee for the 7.875% Senior Secured Notes

ashmead@sewkis.com

Elizabeth Banda Calvo on behalf of Creditor Arlington ISD

rgleason@pbfcm.com, ebcalvo@pbfcm.com;ebcalvo@ecf.inforuptcy.com

John Douglas Beck on behalf of Creditor Deutsche Trustee Company Limited

john.beck@hoganlovells.com, ronald.cappiello@hoganlovells.com

Reem J Bello on behalf of Creditor Dragon Crowd Garment, Inc.

rbello@wgllp.com, kadele@wgllp.com;nlockwood@wgllp.com

William Pierce Bowden on behalf of Creditor Blue Diamond Crossing II, LLC

wbowden@ashby-geddes.com

Dustin Parker Branch on behalf of Creditor Boulevard Invest LLC

dustin.branch@kattenlaw.com, donna.carolo@kattenlaw.com;ecf.lax.docket@kattenlaw.com

Dustin Parker Branch on behalf of Creditor The Macerich Company

dustin.branch@kattenlaw.com, donna.carolo@kattenlaw.com;ecf.lax.docket@kattenlaw.com

Michael G. Busenkell on behalf of Interested Party Alan Vickers

mbusenkell@gsbblaw.com

Michael G. Busenkell on behalf of Interested Party Andy Mooney